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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-43824) pertaining to the SpectraSite Holdings, Inc. Employee Stock Purchase Plan of our report dated February 14, 2003 with respect to the financial statements of the SpectraSite Holdings, Inc. Employee Stock Purchase Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                       /s/ ERNST & YOUNG LLP

                                       March 24, 2003
                                       Raleigh, North Carolina